UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report : August 14, 2002

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

______________________________

Item 7.          Financial Statements and Exhibits.

          (c)     Exhibits.

          The following exhibits are filed herewith:

          99.1     Certificate of Chief Executive Officer.

          99.2     Certificate of Chief Financial Officer.

Item 9.          Regulation FD Disclosure.

          In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, Cleco Power LLC (Cleco Power) included as correspondence the certifications attached hereto as Exhibits 99.1 and 99.2.

          The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Cleco Power under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: August 14, 2002	By: /s/R. Russell Davis
R. Russell Davis
Vice President & Controller

EXHIBIT INDEX

Number          Exhibit

  99.1             Certificate of Chief Executive Officer.

  99.2             Certificate of Chief Financial Officer.

Exhibit 99.1

Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act"), I, David M. Eppler, President and Chief Executive Officer of Cleco Power LLC (the "Company"), hereby certify, to my knowledge, that:

(1)

the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ David M. Eppler Name: David M. Eppler President and Chief Executive Officer

          The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate disclosure document.

Exhibit 99.2

Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act"), I, Dilek Samil, Chief Financial Officer and Senior Vice President of Finance of Cleco Power LLC (the "Company"), hereby certify, to my knowledge, that:

(1)

the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ Dilek Samil Name: Dilek Samil Chief Financial Officer and Senior Vice President of Finance

          The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate disclosure document.